Litigation	12 Months Ended
Dec. 31, 2018
Legal proceedings provision [abstract]
Litigation

NOTE 16   Litigation

This note presents all of the significant disputes in which the Group is involved with the exception of liabilities relating to disputes between Orange and the tax or social administrations in relation to operational or income taxes or social contributions. These disputes are described, respectively, in Notes 9 and 6.2.

As at December 31, 2018, the provisions for risks recorded by the Group for all the disputes (except those presented in Notes 9 and 6.2) amounted to 572 million euros (versus 779 million euros at December 31, 2017 and 537 million euros at December 31, 2016). Orange believes that any disclosure on a case-by-case basis could seriously harm the Group’s position, but provides details of the provisions recorded by category of litigation as reflected below. The balance and overall movements on provisions are presented in Note 5.2.

		December 31,	December 31,	December 31,
(in millions of euros)	Note	2018	2017	2016
France Litigations (1)	16.1	505	555	302
Spain Litigations	16.2	21	26	34
Europe Litigations	16.3	34	185	183
Other entities Litigations		12	13	18
Total		572	779	537

(1)	Includes provisions affecting France, Enterprise and International Carriers & Shared Services.

A number of claims have been made against Orange by competitors for alleged anti-competitive behavior, for which the claimants generally seek a cease order and a sanction. If the claims are upheld, Orange may also be ordered to pay fines that in theory can reach up to 10% of the Group’s revenues. Competitors may also claim damages in civil or commercial proceedings for the harm they consider they have suffered because of these practices.

16.1 Litigation in France

Litigations related to competition law

Mobile services

–  In parallel with the judicial inquiry for which on December 17, 2015 a final verdict was reached by the French Competition Authority fining Orange 350 million euros for employing four anti-competitive practices in the Enterprise segment of market and imposing injunctions to immediately restore competition in the market, SFR brought an action on June 18, 2015, for damages suffered because of Orange’s practices. After having first provisionally estimated its damages at 512 million euros, SFR raised its claim in September 2018 to 2.8 billion euros. Given the decision of December 17, 2015, the Group believes this claim represents a risk, insofar as any right for SFR to be indemnified remains subject to SFR proving that it suffered actual damage as a result of the sanctioned practices. In the wake of this decision, Verizon, BT Group, Nerim, Céleste and Adista also brought actions against Orange before the Paris Commercial Court for damages. The parties mutually withdrew in the Nerim and Verizon cases. To date, the claims of BT, Celeste and Adista represent a total of 222 million euros. These cases are being examined by the judge before trial. The level of these claims is not motivated with regard to the actual activity of these companies on French territory. Orange has re-evaluated the risk in light of the course of the proceedings.

–  On May 19, 2016, the Paris Court of Appeal upheld the scope of the practices addressed by the December 13, 2012 decision by the French Competition Authority, which had imposed a fine of 117 million euros against Orange SA and 66 million euros against SFR for having implemented, as part of their abundance offers launched in 2005, excessive price discrimination between calls made within their own networks and calls made to competitor networks, but reduced the fines by 20% on the grounds that the practice had never been previously identified by the Authority. The French Competition Authority reimbursed Orange 23 million euros in June 2016. Since the parameters sanctioning the practice were not challenged, Orange filed an appeal, which was dismissed. The dispute is now closed.

Following the decision of the French Competition Authority in connection with this case, in June 2013 Oméa Telecom (Virgin Mobile and Tele2 Mobile), Euro-Information Telecom (NRJ Mobile) and Outremer Telecom each brought an action against Orange before the Commercial Court of Paris for losses allegedly suffered because of the sanctioned practices. On November 3, 2016 the Commercial Court officially acknowledged the withdrawal of Oméa Telecom. Euro-Information Telecom and Outremer Telecom now provisionally claim 40 million euros in total. At this stage, Orange has re-evaluated the risk in light of the course of the proceedings

–  Concurrently to their complaints filed with the French Competition Authority, regarding practices of Orange in the mobile and fixed-to-mobile markets in the French Caribbean and in French Guyana, for which Orange was definitively ordered to pay a fine of 60 million euros, Digicel and Outremer Telecom initiated before the Paris Commercial Court respectively in March 2009 and October 2010, legal actions for alleged damages stemming from these practices, in an amount which Digicel assessed at 494 million euros and Outremer Telecom at 75 million euros. On March 16, 2015, the Paris Commercial Court ordered Orange to pay 8 million euros to Outremer Telecom. Orange paid this amount and appealed the decision. On May 10, 2017, the Court of Appeal of Paris reduced to 3 million euros the amount of the penalty, noting inter alia that the damages should be discounted at the statutory rate of interest. On December 18, 2017 the Commercial Court of Paris ordered Orange to pay to Digicel the sum of 180 million euros, discounted from March 2009 until the date of payment at a rate of interest higher than that adopted by the Paris Court of Appeal in the Outremer Telecom litigation, or a total of approximately 346 million euros. Orange filed an appeal and, at the same time, obtained from the Paris Court of Appeal on February 6, 2018, the right to escrow the amount of the penalty until the court ruled on the merits of the case. Orange has re-evaluated the risk in light of the course of the proceedings. On April 17, 2018, Digicel petitioned the Paris Court of Appeal to dispute the amount of the escrow made by Orange in application of the judgment of the Commercial Court of Paris. The Court confirmed the amount of the escrow by a ruling dated October 10, 2018.

Fixed-line services

–  In 2010, the Numericable group initiated proceedings before the Commercial Court of Paris and before the Court of Arbitration of the International Chamber of Commerce of Paris (ICC), aimed at compensating damage that would to amount to nearly 3.1 billion euros, caused by an alleged de facto termination of the agreements signed with Orange at the time of the sale of its cable networks. On February 25, 2013, the ICC definitively rejected all claims amounting to 542 million euros with respect to the 2004 use agreements; and on June 2014, the Paris Court of Appeal upheld the judgment dismissing all Numericable’s claims amounting to 2,583 million euros with respect to the 1999 and 2001 use agreements. Furthermore, the Court of Appeal acknowledged the abusive nature of Numericable’s action. However, on February 2, 2016, the French Supreme Court canceled the Court of Appeal’s decision for having considered that the ICC’s award in favor of Orange could be invoked against Numericable when the case submitted to the Court of Appeal involved separate agreements. Numericable has filed an appeal before the Paris Court of Appeal. In a judgment of June 16, 2017, the Paris Court of Appeal confirmed its rejection of Numericable's claims. Numericable has brought its case to the French Supreme Court.

–  On February 3, 2010, SFR, then, on November 10, 2010, Verizon, summoned Orange SA to appear before the Paris Commercial Court demanding the reimbursement of alleged overpayments on interconnection services provided by Orange, the price of which allegedly did not reflect their cost. On June 18 and 25, 2013, the Paris Commercial Court dismissed their claims but ordered Orange to pay Verizon 0.5 million euros with respect to services provided in 2008. Orange paid this amount in 2013. SFR and Verizon filed appeals against these decisions and claim respectively 49 million euros for interconnection services in 2006 and 2007 and 41 million euros for wholesale access or interconnection services from 2006 to 2008. On December 4, 2015, the Paris Court of Appeal dismissed all of SFR’s claims and confirmed the first instance court’s decision and on September 27, 2017 the French Supreme Court rejected SFR's appeal. In addition, on April 28, 2017, the Paris Court of Appeal dismissed Verizon completely and reversed the compensation of 0.5 million euros for services provided in 2008. Verizon lodged an appeal before the French Supreme Court.

–  On April 24, 2012, SFR brought an action against Orange SA before the Paris Commercial Court denouncing its retail offers for the secondary residences market and claiming 257 million euros for the loss allegedly suffered. On February 12, 2014, the Court held that Orange had abused its dominant position and ordered it to pay 51 million euros in damages to SFR. On October 8, 2014 the Paris Court of Appeal nullified this decision, ruling inter alia that SFR had not established the existence of a relevant market limited to secondary residences; but in a ruling of April 12, 2016 the French Supreme Court reversed the ruling of the Court of Appeal, on the grounds that the court had not sufficiently defined the markets. Following that decision, Orange had to pay 53 million euros to SFR pursuant to the trial court’s judgment. On June 8, 2018, the Court of Appeal sentenced Orange to pay 54 million euros. Orange paid the balance following the cancellation of the previous ruling from the Court of Appeal and appealed to the French Supreme Court.

Other proceedings

–  Lectiel has for many years demanded recognition of a damage to it which would have resulted from the refusal of Orange to put at its disposal free of charge its directories database and its daily update of same. Before the Paris Court of Appeal, Lectiel increased its claim to 4.7 billion euros. On May 27, 2015, the Court ruled that Orange’s practices justified compensation and appointed an expert with the limited mission of assessing the amount of damages possibly suffered by Lectiel solely on the direct marketing segment of the market and only during the period from 1991 to 1998. The Supreme Court dismissed Orange’s appeal of this decision. On June 7, 2017, the expert submitted his report and assessed the damages to Lectiel at 6 million euros. On April 11, 2018, the Paris Court of Appeal sentenced Orange to pay 3 million euros of damages to Lectiel due to the harm suffered by it because of the refusal of Orange to put at its disposal free of charge its directories database and daily update. Orange executed the ruling and the matter is now closed

–  In June 2018, Free brought summary proceedings against Orange before the presiding judge of the Paris Commercial Court, aiming to prohibit some of its mobile phone offers proposing mobile handsets at attractive prices accompanied by a subscription package, on the grounds that they constituted consumer credit offers. The case is currently being investigated by the judges deciding on the merits of the case

16.2 Litigation in Spain

–  On December 20, 2012, following the conclusion of a sanction procedure against Telefónica, Vodafone and Orange Espagne, the Spanish Market and Competition Commission (CNMC) ordered the three operators to pay a fine of 120 million euros, including 30 million euros for Orange Espagne, for abuse of their dominant position in the call origination and termination market between 2000 and 2009 by setting abnormally high rates for text messaging. On May 24, 2013 Orange obtained a stay of this decision. On September 1, 2017 the Madrid Court of Appeal voided the fines imposed on the operators. The Spanish Competition Commission (CNMC) filed an action before the Spanish Supreme Court, which was dismissed on December 21, 2018. As no further appeal is possible, the fine is therefore definitively canceled.

–  On March 11, 2014, at the conclusion of the judicial investigation of the complaint brought by BT Group against the practices of Orange, Telefónica and Vodafone in the wholesale markets of the Spanish mobile phone segment, the CNMC considered that the MVNOs were able to replicate the retail offers of these operators and rejected the complaint. The BT Group lodged an appeal against the decision. The Spanish Supreme Court definitively rejected the appeal from BT Group in October 2018.

16.3 Litigation in Europe

Poland

–  On December 17, 2015, the General Court of the European Union upheld in its entirety the decision of the European Commission of June 22, 2011 that imposed a fine of 128 million euros on Orange Polska for abusing its dominant position in the wholesale market for broadband Internet access in Poland by employing practices intended to prevent effective access to the market by alternative operators. Orange Polska filed an appeal with the European Court of Justice, which was dismissed on July 25, 2018.

–  In 2011, the Polish Competition Authority (UOKiK) sanctioned the four major Polish mobile operators, including Orange Polska, for collusion to delay the development of new services in the mobile television market. This sanction was nullified in 2015 by the Court for the protection of competition and consumers. In 2017, the Court of Appeal dismissed the appeal of the UOKiK, who appealed to the Supreme Court. On November 26, 2016, the company Magna Polonia brought suit jointly and severally against the operators in the Warsaw Commercial Court and claimed 618 million zlotys (148 million euros) for the damages it allegedly sustained due to these practices.

–  In 2013, the UOKiK opened an investigation on the country’s three main mobile operators, including Orange Polska, for abuse of a dominant position in relation with the retail rates imposed by these three operators on the calls made to the network of P4. On January 2, 2018, UOKiK suspended the proceeding against the three operators as there were no longer anti-competitive grounds. In addition, in 2015 P4 issued two claims for damages for a total amount of 574 million zlotys (137 million euros) against the three operators jointly, with the aim of indemnifying the loss allegedly suffered in relation to the contested pricing practices.

Romania

–  On February 15, 2011, the Romanian Competition Council imposed a fine of 35 million euros on Orange Romania for abuse of a dominant position in refusing to conclude an interconnection agreement with Netmaster. In compliance with local rules, 30% of the amount of the fine was deposited into an escrow account. On June 11, 2013, the Bucharest Court of Appeal upheld Orange Romania’s claims and canceled the fine. However, on June 3, 2014, the Romanian High Court of Justice reversed the Court of Appeal’s decision for not having conducted a proper analysis of the facts characterizing an abuse of a dominant position. The case was referred to the Court of Appeal of Bucharest, which ruled that the arguments of Orange Romania were not valid and dismissed the case. Orange Romania has appealed to the Supreme Court. On March 30, 2018 and after seven years of appeals, the Supreme Court definitively confirmed the condemnation of the practices of Orange Romania concerning international interconnection, but partially canceled the decision of the Council concerning the limitations of traffic to the detriment of Netmaster in November 2004. As a result, the fine was reduced to 24 million euros.

–  On March 29, 2016, investigators from the Romanian Competition Council made an investigation at the headquarters of Orange Romania, concerning possible discriminatory practices in the mobile payment and advertising markets. Following the investigation, the Competition Council sentenced Orange Romania, on December 18, 2018 to a fine of 65 million leu (approximately 14 million euros). This decision will be communicated to Orange Romania within 120 days following the decision, namely no later than April 17, 2019. From reception of the decision, Orange Romania will have a deadline of 30 days to lodge an appeal.

16.4 Litigation in other entities

Middle East and Africa

–  In September 2008 and December 2009, the Egyptian National Telecommunications Regulatory Authority (NTRA), following a complaint filed by Telecom Egypt (TE), issued two decrees imposing interconnection rates different from those set in the bilateral agreements between TE and Orange Egypt. In June 2010, the administrative courts granted Orange Egypt a stay of execution of these decrees until the issuance of a decision on the merits of the case. However, on June 21, 2016, the Administrative Court of Cairo ruled that the decrees from NTRA were valid. In August 2016, Orange Egypt filed an appeal with the Administrative Court of the Egyptian State Council. This appeal is not suspensive. The Supreme Administrative Court has not yet handed down a decision. The next hearing date is March 9, 2019.

–  The partnership between Korek Telecom and Orange/Agility is the subject of several disputes described in Note 14.2.

16.5 Litigation related to banking activities

–  Orange Bank is the object of two historic lawsuits whereby the plaintiffs claim in total about 480 million euros in financial damages that they allege to have suffered. As Orange Bank believes these claims to be without merit and is contesting them strongly, the Group has recognized no financial liability.

16.6 Other Group litigation

Other than proceedings that may be initiated in respect of tax audits (see Note 9), there are no other administrative, legal or arbitration proceedings, including any proceedings that are pending, suspended or threatened, of which Orange is aware of, which may have or have had in the last 12 months a material impact on the Company’s and/or Group’s financial position or profitability.